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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 5, 2005
                                (January 3, 2005)

                       ENDEAVOUR INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER: 001-32212

            NEVADA                        001-32212             88-0448389
(State or other jurisdiction of       (Commission file       (I.R.S. Employer
        incorporation)                     Number)          Identification No.)

               1000 MAIN STREET, SUITE 3300, HOUSTON, TEXAS 77002
               (Address of principal executive offices)  (Zip code)

                                 (713) 307-8700
               Registrant's telephone number, including area code

                                      None
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act.

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 3, 2005, the Compensation Committee of the Board of Directors of Endeavour International Corporation ("Endeavour") granted shares of restricted common stock and options to purchase shares of common stock to certain executive officers under Endeavour's 2004 Incentive Plan (filed as Exhibit 10.36 to Endeavour's Form 10-KSB filed March 30, 2004). The exercise price of the options is $4.20 per share, which was the closing price of the common stock on January 3, 2005. Each of the options vests as to one-third of the underlying shares on January 1st of each of 2006, 2007, and 2008, and expires on the date immediately preceding the fifth anniversary of the date of grant. The remaining terms of each of the option grants are set forth in the form of Nonstatutory Stock Option Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference. Certain of the shares of restricted stock were granted in lieu of cash compensation and fully vest on January 1, 2006. The remaining shares of restricted stock vest one-third on January 1st of each of 2006, 2007, and 2008. The other terms of the restricted stock grants are contained in the forms of One-Year Restricted Stock Agreement and Three-Year Restricted Stock Agreement filed herewith as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference. The following table lists the executive officers receiving grants and the number of shares of common stock underlying option grants and one-year and three-year restricted stock grants.

                                                                 ONE-YEAR     THREE-YEAR
                                                     OPTION     RESTRICTED    RESTRICTED
         NAME                    TITLE               SHARES       SHARES        SHARES
         ----                    -----               ------     ----------    ----------
William L. Transier    Co-Chief Executive Officer    250,000      59,000       250,000

John N. Seitz          Co-Chief Executive Officer    250,000      59,000       250,000

Michael D. Cochran     Executive Vice President       75,000      41,000        75,000
                       Exploration

Bruce H. Stover        Executive Vice President      100,000      41,000       100,000
                       Operations and Business
                       Development

H. Don Teague          Executive Vice President,      75,000      35,000        75,000
                       Administration, General
                       Counsel and Secretary

Robert L. Thompson     Vice President, Chief          50,000      24,000        25,000
                       Accounting Officer

Additionally, on January 3, 2005, Endeavour also granted 3,460 shares of immediately vested common stock to each of its outside directors (John B. Connally III, Barry J. Galt and Nancy K. Quinn) under Endeavour's 2004 Incentive Plan in lieu of director's fees for the fourth quarter of 2004. The remaining terms of each of these stock grants are set forth in the form of Stock Grant Agreement filed herewith as
Exhibit 10.4 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.      Description of Exhibit
-----------      ----------------------
       10.1      Form of Nonstatutory Stock Option Agreement

       10.2      Form of One-Year Restricted Stock Agreement

       10.3      Form of Three-Year Restricted Stock Agreement

       10.4      Form of Stock Grant Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOUR INTERNATIONAL CORPORATION

By:/s/ Robert L. Thompson
   _________________________________________
         Robert L. Thompson
         Chief Accounting Officer

Date:  January 5, 2005

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                               INDEX TO EXHIBITS

      Exhibits.

Exhibit No.      Description of Exhibit
-----------      ----------------------
       10.1      Form of Nonstatutory Stock Option Agreement

       10.2      Form of One-Year Restricted Stock Agreement

       10.3      Form of Three-Year Restricted Stock Agreement

       10.4      Form of Stock Grant Agreement